INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2020
INTANGIBLE ASSETS, NET
Schedule of intangible assets

		As of December 31,
	Note	2019	2020

Customer relationships	8	547,322	952,100
Licenses		6,000	15,782
		553,322	967,882
Less: accumulated amortization		(158,694)	(182,560)
Intangible assets, net		394,628	785,322

Schedule of estimated future amortization expense

Fiscal year ending December 31,
2021	114,844
2022	114,844
2023	113,302
2024	106,443
2025	92,131
Thereafter	243,758
Total	785,322